                                                                    Exhibit 99.1


                                  NEWS RELEASE

FOR IMMEDIATE RELEASE:             FOR MORE INFORMATION,
APRIL 24, 2001                     CONTACT: ROBERT L. SCHUMACHER
                                            AT (540) 326-9000

                FIRST COMMUNITY BANCSHARES, INC. (FCBC) ANNOUNCES
                         FIRST QUARTER OPERATING RESULTS

         First Community Bancshares, Inc. (Nasdaq: FCBC; www.fcbinc.com) today reported record earnings of $4.5 million for the First Quarter of 2001, or $0.49 earnings per basic and diluted share. This represents a substantial improvement compared to results for the First Quarter of 2000 of $0.42 per share and $3.7 million net income. First quarter of 2001 earnings improved 21% compared to the First Quarter of 2000 and earnings per share show a 17% improvement quarter to quarter. Return on average equity increased to 14.56% in the First Quarter of 2001 compared to 14.18% for the First Quarter last year. In addition, return on average assets increased to 1.48% in 2001 compared to 1.36% for the First Quarter of 2000.

         First Quarter 2001 results included growth in loan revenue of $2.75 million over the First Quarter of 2000 with growth in the loan portfolio of $58.5 million in the quarter just ended. The increase in loan revenues resulted in an increase in net interest income of $445,000 despite an increase in interest costs between the First Quarters of 2000 and 2001.

         Consolidated earnings for the First Quarter were $778,000 ahead of First Quarter 2000 earnings due in large part to a $1.45 million increase in non-interest income. This 53% increase in non-interest income was largely attributable to the Company's mortgage origination division, established in the Third Quarter of 2000, as well as new revenues from the Company's restructured product set.

         Despite the slowing economy, FCBC's asset quality ratios remain sound. The ratio of non-performing assets to total assets has improved from .98% in the First Quarter of 2000 to .73% in First Quarter 2001. In addition, non-accrual loans as a percentage of total loans have also improved to .63% from 1.04% in the First Quarter of 2000 and .67% at year-end 2000.

         While total non-interest expense has increased as a result of increased mortgage banking operations, FCBC's operational efficiency ratio (excluding intangible amortization and securities gains) remains below industry averages and was 52.2% for the First Quarter of 2001.

         Total resources for FCBC increased by $144.0 million between March 31, 2000 and March 31, 2001 and by $41.5 million between year-end 2000 and March 31, 2001. Growth was realized in retail customer deposits, which increased by $82 million from March 31, 2000 for an annual growth rate of 9.7%. Approximately $52 million of this deposit growth was attained through the Fourth Quarter acquisition of Citizens Southern Bank in Beckley, West Virginia, while the remaining growth in deposits is the product of incremental growth in the Company's existing markets through the introduction of its "Just Checking"(TM) free checking account product and its "OverdraftHonor"(TM) service. Total equity for the Company increased to $125.8 million, bringing book value per common share outstanding to $13.90, up from $12.02 from March 31, 2000, and an improvement over the $13.35 book value at previous year-end.

         First Community is a $1.26 billion bank holding company with headquarters in Bluefield, Virginia. The Company, through its wholly-owned subsidiary First Community Bank, N. A., operates 33 branches throughout West Virginia, Virginia and North Carolina. First Community Bank, N. A. also owns United First Mortgage, Inc. based in Richmond, Virginia, which operates 10 offices from Virginia Beach to Harrisonburg, Virginia.

         First Community Bancshares' common stock is traded on the Nasdaq SmallCap market under the symbol "FCBC."

                                      *****

CONSOLIDATED STATEMENTS OF INCOME
-------------------------------------------------------------------------------
(Amounts in thousands, Except Share and Per Share Data)(Unaudited)

                                                                                            Three Months
                                                                                               Ended
                                                                                              March 31
                                                                                     --------------------------
                                                                                         2001           2000
                                                                                     --------------------------
INTEREST         Interest and fees on loans                                             $18,740        $15,995
INCOME           Interest on securities available for sale                                3,454          3,260
                 Interest on investment securities                                          609          1,061
                 Interest on federal funds sold and deposits                                 98             59
---------------------------------------------------------------------------------------------------------------
                               TOTAL INTEREST INCOME                                     22,901         20,375
---------------------------------------------------------------------------------------------------------------
INTEREST         Interest on deposits                                                     8,411          7,161
EXPENSE          Interest on borrowings                                                   2,575          1,744
---------------------------------------------------------------------------------------------------------------
                               TOTAL INTEREST EXPENSE                                    10,986          8,905
---------------------------------------------------------------------------------------------------------------
                               NET INTEREST INCOME                                       11,915         11,470

                 Provision for loan losses                                                  747            662
---------------------------------------------------------------------------------------------------------------
                               NET INTEREST INCOME AFTER PROVISION FOR
                               LOAN LOSSES                                               11,168         10,808
---------------------------------------------------------------------------------------------------------------
NON-INTEREST     Fiduciary income                                                           409            500
INCOME           Service charges on deposit accounts                                      1,305            812
                 Other service charges, commissions and fees                                477            349
                 Other mortgage banking income                                            1,745            899
                 Other operating income                                                     231            204
                 Gain on sale of securities                                                  51
---------------------------------------------------------------------------------------------------------------
                               TOTAL NON-INTEREST INCOME                                  4,218          2,764
---------------------------------------------------------------------------------------------------------------
NON-INTEREST     Salaries and employee benefits                                           4,671          4,047
EXPENSE          Occupancy expense of bank premises                                         662            640
                 Furniture and equipment expense                                            463            478
                 Goodwill amortization and core deposit amortization                        556            526
                 Other operating expense                                                  2,601          2,485
---------------------------------------------------------------------------------------------------------------
                               TOTAL NON-INTEREST EXPENSE                                 8,953          8,176
---------------------------------------------------------------------------------------------------------------
                 Income before income taxes                                               6,433          5,396
                 Income tax expense                                                       1,977          1,718
---------------------------------------------------------------------------------------------------------------
                               NET INCOME                                                 4,456          3,678
---------------------------------------------------------------------------------------------------------------
                 BASIC AND DILUTED EARNINGS PER COMMON SHARE                            $  0.49        $  0.42
---------------------------------------------------------------------------------------------------------------

                 For the period:
                      Return on average equity                                            14.56%         14.18%
                      Return on average assets                                             1.48%          1.36%
                      Cash dividends per share                                          $  0.23        $  0.22
                 At period end:
                      Book value per share                                              $ 13.90        $ 12.02
                      Market value (average bid and ask)                                $ 18.44        $ 18.63
---------------------------------------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS
-------------------------------------------------------------------------------
(Amounts in thousands, Except Share Data)(Unaudited)

                                                                                           MARCH 31,          DECEMBER 31,
                                                                                             2001                 2000
                                                                                          ----------           ----------
ASSETS             Cash and due from banks                                                $   34,139           $   38,457
                   Interest-bearing balances with banks                                   $   36,248           $   11,786
                   Securities available for sale (amortized cost of $204,145
                       March 31, 2001; $210,126, December 31, 2000)                          205,808              207,562
                   Investment securities held to maturity (market value of $44,611,
                       March 31, 2001; $78,030, December 31, 2000)                            42,218               75,736
                   Loans held for investment, net of unearned income                         822,455              811,256
                   Loans held for sale                                                        58,889               11,570
                       Less reserve for loan losses                                           12,408               12,303
--------------------------------------------------------------------------------------------------------------------------
                   Net loans                                                                 868,936              810,523
                   Premises and equipment                                                     19,363               18,786
                   Other real estate owned                                                     2,591                2,406
                   Interest receivable                                                         8,104                9,261
                   Other assets                                                               18,450               19,548
                   Intangible assets                                                          23,651               23,952
--------------------------------------------------------------------------------------------------------------------------
                               TOTAL ASSETS                                               $1,259,508           $1,218,017
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES        Deposits:
                       Demand                                                             $  131,182           $  128,584
                       Interest-bearing demand                                               141,578              137,763
                       Savings                                                               131,205              131,039
                       Time                                                                  522,447              502,517
--------------------------------------------------------------------------------------------------------------------------
                          Total Deposits                                                     926,412              899,903
                   Interest, taxes and other liabilities                                      14,597               13,238
                   Securities sold under agreements to repurchase                             52,617               46,179
                   FHLB and other indebtedness                                               140,109              138,015
--------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES                                           1,133,735            1,097,335
--------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS'      Common stock, $1 par value; 15,000,000 authorized in 2001
EQUITY                and 2000; 9,052,113 issued in 2001 and 2000;
                      9,049,784 and 9,040,370 shares outstanding in
                      2001 and 2000, respectively                                              9,052                9,052
                   Additional paid-in capital                                                 35,302               35,273
                   Retained earnings                                                          80,469               78,097
                   Treasury stock, at cost                                                       (48)                (202)
                   Accumulated other comprehensive income (loss)                                 998               (1,538)
--------------------------------------------------------------------------------------------------------------------------
                               TOTAL STOCKHOLDERS' EQUITY                                    125,773              120,682
--------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES AND
                               STOCKHOLDERS' EQUITY                                       $1,259,508           $1,218,017
--------------------------------------------------------------------------------------------------------------------------

QUARTERLY PERFORMANCE SUMMARY
FIRST COMMUNITY BANCSHARES, INC.

                                                                                       AS OF/FOR THE QUARTER ENDED
                                                                      3/31/01      12/31/00      9/30/00      6/30/00     3/31/00
                                                                 -----------------------------------------------------------------
INTEREST      Interest and fees on loans                           $   18,740    $   18,370   $   17,369   $   16,679  $   15,995
INCOME        Interest on securities available for sale                 3,454         3,099        3,229        3,243       3,260
              Interest on investment securities                           609         1,153        1,024        1,049       1,061
              Interest on federal funds sold and deposits                  98           260           10           98          59
                                                                 -----------------------------------------------------------------
                            TOTAL INTEREST INCOME                      22,901        22,882       21,632       21,069      20,375
                                                                 -----------------------------------------------------------------
INTEREST      Interest on deposits                                      8,411         8,518        7,697        7,342       7,161
EXPENSE       Interest on borrowings                                    2,575         2,562        2,335        2,020       1,744
                                                                 -----------------------------------------------------------------
                            TOTAL INTEREST EXPENSE                     10,986        11,080       10,032        9,362       8,905
                                                                 -----------------------------------------------------------------
                            NET INTEREST INCOME                        11,915        11,802       11,600       11,707      11,470
              Provision for loan losses                                   747         1,264          842        1,218         662
                                                                 -----------------------------------------------------------------
                            NET INTEREST INCOME AFTER
                            PROVISION FOR LOAN LOSSES                  11,168        10,538       10,758       10,489      10,808
                                                                 -----------------------------------------------------------------
NON-INT       Fiduciary income                                            409           490          382          432         500
INCOME        Service charges on deposit accounts                       1,305         1,259          952          984         812
              Other service charges, commissions and fees                 477           385          326          301         349
              Other mortgage banking income                             1,745         1,239        1,192        1,322         899
              Other operating income                                      231            24        1,002          237         204
              Gain on Sale of Securities                                   51             1
                                                                 -----------------------------------------------------------------
                            TOTAL NON-INTEREST INCOME                   4,218         3,398        3,054        3,276       2,764
                                                                 -----------------------------------------------------------------
NON-INT       Salaries and employee benefits                            4,671         4,095        3,901        4,003       4,047
EXPENSE       Occupancy expense of bank premises                          662           597          635          610         640
              Furniture and equipment expense                             463           322          398          500         478
              Goodwill amortization                                       556           568          534          526         526
              Other operating expense                                   2,601         2,040        2,223        1,840       2,485
                                                                 -----------------------------------------------------------------
                            TOTAL NON-INTEREST EXPENSE                  8,953         7,622        7,691        7,479       8,176
                                                                 -----------------------------------------------------------------
              Income before income taxes                                6,433         6,314        6,121        6,286       5,396
              Income tax expense                                        1,977         1,543        1,836        1,957       1,718
                                                                 -----------------------------------------------------------------
                            NET INCOME                                  4,456         4,771        4,285        4,329       3,678

              PER SHARE DATA EXCLUDING NONRECURRING ITEMS:

              Basic and diluted earnings per common share          $     0.49    $     0.53   $     0.50   $     0.50  $     0.42
              Cash dividends per share                             $     0.23    $     0.27   $     0.23   $     0.23  $     0.22
              Book Value per share                                 $    13.90    $    13.35   $    12.69   $    12.25  $    12.02
              Market Value per share                               $    18.44    $    17.38   $    16.00   $    15.44  $    18.63

              RATIOS EXCLUDING NONRECURRING ITEMS:

              Return on average assets                                   1.48%         1.59%        1.52%        1.57%       1.36%
              Return on average equity                                  14.56%        16.31%       15.71%       16.52%      14.18%
              Net yield on earning assets                                4.61%         4.63%        4.84%        4.99%       4.99%
              Equity as a percent of total assets at
                   end of period                                         9.99%         9.91%        9.67%        9.52%       9.37%
              Average earning assets as a percentage of
                   average total assets                                 91.58%        91.03%       90.97%       90.84%      90.91%
              Average loans as a percentage of average deposits         94.86%        91.21%       90.26%       87.72%      85.44%

              End of Period:
              Total Assets                                          1,259,508     1,218,017    1,132,627    1,114,953   1,115,550
              Total Equity                                            125,773       120,682      109,572      106,152     104,578

              QTD:
              Average Loans                                           850,289       799,298      752,866      735,071     712,599
              Average Earning Assets                                1,120,187     1,085,136    1,021,780    1,010,043     991,432
              Average Total Assets                                  1,223,211     1,192,013    1,123,176    1,111,865   1,090,528
              Average Deposits                                        896,362       876,342      834,109      837,950     834,059

QUARTERLY PERFORMANCE SUMMARY
FIRST COMMUNITY BANCSHARES, INC.

                                                        3/31/01         12/31/00          9/30/00         6/30/00          3/31/00
Cash and due from banks                              $   34,139       $   38,457       $   30,465      $   31,974       $   30,773
Interest-bearing balances with banks                     36,248           11,786               45             705           15,947
Securities available for sale                           205,808          207,562          204,208         202,754          205,155
Investment securities held to maturity                   42,218           75,736           76,312          77,208           78,616
Loans held for investment, net of unearned income       822,455          811,256          757,364         736,256          719,064
Loans held for sale                                      58,889           11,570            5,619           5,325            5,283
    Less reserve for loan losses                         12,408           12,303           11,872          11,828           11,851
                                                     ------------------------------------------------------------------------------
Net loans                                               868,936          810,523          751,111         729,753          712,496
Premises and equipment                                   19,363           18,786           18,033          18,215           18,494
Other real estate owned                                   2,591            2,406            2,780           2,463            2,422
Interest receivable                                       8,104            9,261            7,848           8,249            7,450
Other assets                                             18,450           19,548           19,926          21,236           21,275
Intangible assets                                        23,651           23,952           21,899          22,396           22,922
                                                     ------------------------------------------------------------------------------
            TOTAL ASSETS                             $1,259,508       $1,218,017       $1,132,627      $1,114,953       $1,115,550
                                                     ==============================================================================
Deposits:
    Demand                                           $  131,182       $  128,584       $  115,308      $  119,221       $  115,598
    Interest-bearing demand                             141,578          137,763          127,421         126,380          134,050
    Savings                                             131,205          131,039          132,011         137,054          139,478
    Time                                                522,447          502,517          463,559         449,971          455,292
                                                     ------------------------------------------------------------------------------
       Total Deposits                                   926,412          899,903          838,299         832,626          844,418
Interest, taxes and other liabilities                    14,597           13,238           13,308          11,698           13,102
Federal funds purchased                                       -                -           16,000          10,050
Securities sold under agreements to repurchase           52,617           46,179           43,338          41,492           39,610
FHLB and other indebtedness                             140,109          138,015          112,110         112,935          113,842
                                                     ------------------------------------------------------------------------------
            TOTAL LIABILITIES                         1,133,735        1,097,335        1,023,055       1,008,801        1,010,972
                                                     ==============================================================================

Common stock, $1 par value                                9,052            9,052            8,992           8,992            8,992
Additional paid-in capital                               35,302           35,273           34,168          34,168           34,168
Retained earnings                                        80,469           78,097           75,768          73,468           71,130
Unallocated common stock held by ESOP, at cost
Treasury stock, at cost                                     (48)            (202)          (5,229)         (4,714)          (3,996)
Accumulated other comprehensive income (loss)               998           (1,538)          (4,127)         (5,762)          (5,716)
                                                     ------------------------------------------------------------------------------
            TOTAL STOCKHOLDERS' EQUITY                  125,773          120,682          109,572         106,152          104,578
                                                     ------------------------------------------------------------------------------
            TOTAL LIABILITIES AND
            STOCKHOLDERS' EQUITY                     $1,259,508       $1,218,017       $1,132,627      $1,114,953       $1,115,550
                                                     ==============================================================================


FIRST COMMUNITY BANCSHARES, INC.


                                                                                 SELECTED FINANCIAL INFORMATION
                                                                                  AS OF/FOR THE QUARTER ENDED

                                                                  MARCH 31   DECEMBER 31   SEPTEMBER 30   JUNE 30      MARCH 31
                                                                    2001        2000           2000         2000          2000
                                                                  ---------------------------------------------------------------
                                                                                      (Dollars in thousands)
ASSET QUALITY ANALYSIS:
Allowance for Loan and Lease Losses:
Beginning balance                                                 $ 12,303    $ 11,872       $ 11,828     $ 11,851      $ 11,900
Provision                                                              747       1,264            842        1,218           662
   Acquisition balance                                                    -       1,051
   Charge-offs                                                        (861)     (2,102)        (1,033)      (1,491)         (910)
   Recoveries                                                          219         218            235          250           199
                                                                  ---------------------------------------------------------------
  Net charge-offs                                                     (642)     (1,884)          (798)      (1,241)         (711)
      Ending balance                                              $ 12,408    $ 12,303       $ 11,872     $ 11,828      $ 11,851
                                                                  ===============================================================

NONPERFORMING ASSETS:
Nonaccrual loans & leases                                         $  5,192    $  5,397       $  5,939     $  5,359       $ 7,455
Foreclosed real estate                                               2,591       2,406          2,780        2,463         2,422
Loans 90 days or more past due & still accruing                      1,393       1,208          1,182        1,323         1,090
                                                                  ---------------------------------------------------------------
Nonperforming assets                                              $  9,176    $  9,011       $  9,901     $  9,145      $ 10,967
                                                                  ===============================================================

Loans 90 days or more past due & still accruing
  as a percentage of total loans and leases                          0.16%        0.15%          0.15%        0.18%         0.15%

ASSET QUALITY RATIOS:
Nonaccrual loans and leases as a
  percentage of total loans and leases                               0.63%        0.67%          0.78%        0.73%         1.04%
Nonperforming assets as a percentage of:
  Total assets                                                       0.73%        0.74%          0.87%        0.82%         0.98%
  Loans & leases plus foreclosed property                            1.11%        1.11%          1.30%        1.24%         1.52%
Net charge-offs as a percentage of average loans & leases            0.08%        0.24%          0.11%        0.17%         0.10%
Allowance for loan & lease losses as a percentage of loans
  and leases                                                         1.51%        1.52%          1.57%        1.61%         1.65%
Ratio of allowance for loans and lease losses to:
  Nonaccrual loans & leases                                           2.39        2.28           2.00         2.21          1.59